================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933

                                October 18, 2002
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)

                            Artisan Components, Inc.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-23649               77-0278185
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                                141 Caspian Court
                           Sunnyvale, California 94089
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 734-5600
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS

     On October 21, 2002, Artisan Components, Inc. issued a press release announcing its proposed acquisition of NurLogic Design, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are filed with this report.

      Exhibit Number                    Description
      --------------                    -----------
         99.1                Press Release dated October 21, 2002

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2002

                                       ARTISAN COMPONENTS, INC.

                                       By: /s/ Mark R. Templeton
                                           ------------------------------------
                                           Mark R. Templeton
                                           President & Chief Executive Officer

                                  Exhibit Index

       Exhibit Index                    Description
       -------------                    -----------
         99.1                Press Release dated October 21, 2002